UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Blue Earth Tech, Inc.

Case No. 16-30297-DM

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: April 2016* **PETITION DATE:** 03/21/16

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current Month	End of Prior Month	As of Petition Filing
2.	**Asset and Liability Structure**			
	a. Current Assets	$16,341		
	b. Total Assets	$16,341		
	c. Current Liabilities	$0		
	d. Total Liabilities	$20,089,618		$ 20,186,825

		Current Month	Prior Month	Cumulative (Case to Date)
3.	**Statement of Cash Receipts & Disbursements for Month**			
	a. Total Receipts	$830,346		$830,346
	b. Total Disbursements	$814,670		$814,670
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$15,676	$0	$15,676
	d. Cash Balance Beginning of Month	$665		$665
	e. Cash Balance End of Month (c + d)	$16,341	$0	$16,341

		Current Month	Prior Month	Cumulative (Case to Date)
4.	**Profit/(Loss) from the Statement of Operations**	$15,676		$15,676
5.	**Account Receivables (Pre and Post Petition)**	$0		
6.	**Post-Petition Liabilities**	$0		
7.	**Past Due Post-Petition Account Payables (over 30 days)**	$0		

	At the end of this reporting month:	Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)	X (See Exh 1)	
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X (See Exh 1)	
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	X	
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X (See Exh 1)	
12.	Is the estate insured for replacement cost of assets and for general liability?	X	
13.	Are a plan and disclosure statement on file?		X
14.	Was there any post-petition borrowing during this reporting period? (See Exh 1)	X (See Exh 1)	

15. Check if paid: Post-petition taxes X ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: X .
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 5/20/16

Responsible Individual

* Includes the period from March 21 through April 30, 2016

Revised 1/1/98

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended April 2016*

Current Month Actual	Current Month Forecast	Current Month Variance	#		Cumulative (Case to Date)	Next Month Forecast
				Revenues:		
			1	Gross Sales		
			2	less: Sales Returns & Allowances		
-			3	Net Sales	-	
-			4	less: Cost of Goods Sold (Schedule 'B')		
-			5	Gross Profit	-	
			6	Interest		
$ 1,350			7	Other Income: Misc.	$ 1,350	
828,996			8	Receipts from Affiliates	828,996	$ 699,000
			9			
830,346			10	**Total Revenues**	830,346	699,000
				Expenses:		
22,917			11	Compensation to Owner(s)/Officer(s)	22,917	22,917
253,686			12	Salaries	253,686	245,189
			13	Commissions		
			14	Contract Labor		
				Rent/Lease:		
			15	Personal Property		
			16	Real Property		60,200
72,482			17	Insurance	72,482	
			18	Management Fees		
			19	Depreciation		
				Taxes:		
19,627			20	Employer Payroll Taxes	19,627	18,100
			21	Real Property Taxes		
			22	Other Taxes		
			23	Other Selling		
8,459			24	Other Administrative	8,459	1,194
			25	Interest		
			26	Other Expenses:		
			27			
			28			
			29			
			30			
			31			
			32			
			33			
			34			
377,170			35	**Total Expenses**	377,170	347,600
453,176			36	**Subtotal**	453,176	351,400
				Reorganization Items:		
(437,500)			37	**Professional Fees**	(437,500)	(351,400)
			38	Provisions for Rejected Executory Contracts		
			39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case		
			40	Gain or (Loss) from Sale of Equipment		
			41	U.S. Trustee Quarterly Fees		
			42			
(437,500)			43	**Total Reorganization Items**	(437,500)	(351,400)
15,676			44	**Net Profit (Loss) Before Federal & State Taxes**	15,676	-
			45	Federal & State Income Taxes		
$ 15,676			46	**Net Profit (Loss)**	$ 15,676	$ -

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Revised 1/1/98

BALANCE SHEET
(General Business Case)
For the Month Ended April 2016*

		From Schedules	Market Value
	Assets		
	Current Assets		
1	Cash and cash equivalents - unrestricted		$16,341
2	Cash and cash equivalents - restricted		
3	Accounts receivable (net)	A	-
4	Inventory	B	-
5	Prepaid expenses		
6	Professional retainers		
7	Other:		
8			
9	**Total Current Assets**		16,341
	Property and Equipment (Market Value)		
10	Real property	C	-
11	Machinery and equipment	D	-
12	Furniture and fixtures	D	-
13	Office equipment	D	-
14	Leasehold improvements	D	-
15	Vehicles	D	-
16	Other:	D	
17		D	
18		D	
19		D	
20		D	
21	**Total Property and Equipment**		-
	Other Assets		
22	Loans to shareholders		
23	Loans to affiliates		
24			
25			
26			
27			
28	**Total Other Assets**		-
29	**Total Assets**		$16,341

NOTE:

Intercompany accounts are not deemed collectable and have been fully reserved.

Liabilities and Equity
(General Business Case)

Liabilities From Schedules

Post-Petition

Current Liabilities

Line	Item	Ref	Amount
30	Salaries and wages		
31	Payroll taxes		
32	Real and personal property taxes		
33	Income taxes		
34	Sales taxes		
35	Notes payable (short term)		
36	Accounts payable (trade)	A	$0
37	Real property lease arrearage		
38	Personal property lease arrearage		
39	Accrued professional fees		
40	Current portion of long-term post-petition debt (due within 12 months)		
41	Other:		
42			
43			
44	**Total Current Liabilities**		-
45	**Long-Term Post-Petition Debt, Net of Current Portion**		
46	**Total Post-Petition Liabilities**		-

Pre-Petition Liabilities (allowed amount)

Line	Item	Ref	Amount
47	Secured claims	F	-
48	Priority unsecured claims	F	104,611
49	General unsecured claims	F	19,985,007
50	**Total Pre-Petition Liabilities**		20,089,618
51	**Total Liabilities**		20,089,618

Equity (Deficit)

Line	Item	Amount
52	Retained Earnings/(Deficit) at time of filing	(20,088,953)
53	Capital Stock	
54	Additional paid-in capital	
55	Cumulative profit/(loss) since filing of case	$15,676
56	Post-petition contributions/(distributions) or (draws)	
57		
58	Market value adjustment	
59	**Total Equity (Deficit)**	(20,073,278)
60	**Total Liabilities and Equity (Deficit)**	$16,341

Revised 1/1/98

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days			
31-60 Days			
61-90 Days			$0
91+ Days	$ 13,636,694		
Total accounts receivable/payable	13,636,694	$0	
Allowance for doubtful accounts	13,636,694		
Accounts receivable (net)	$0		

Schedule B
Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)

	Inventory(ies) Balance at End of Month
Retail/Restaurants -	
Product for resale	
Distribution -	
Products for resale	
Manufacturer -	
Raw Materials	
Work-in-progress	
Finished goods	
Other - Explain	
TOTAL	$0

Cost of Goods Sold

Inventory Beginning of Month	
Add -	
Net purchase	
Direct labor	
Manufacturing overhead	
Freight in	
Other:	
Less -	
Inventory End of Month	
Shrinkage	
Personal Use	
Cost of Goods Sold	$0

Method of Inventory Control

Do you have a functioning perpetual inventory system?

Yes ____ No ____

How often do you take a complete physical inventory?

Weekly	____
Monthly	____
Quarterly	____
Semi-annually	____
Annually	____

Date of last physical inventory was ____________

Date of next physical inventory is ____________

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

FIFO cost	__
LIFO cost	__
Lower of cost or market	__
Retail method	__
Other	__
Explain	

Schedule C
Real Property

Description	Cost	Market Value
Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -		
Total	$0	$0
Furniture & Fixtures -		
Total	$0	$0
Office Equipment -		
Total	$0	$0
Leasehold Improvements -		
Total	$0	$0
Vehicles -		
Total	$0	$0

Revised 1/1/98

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal					
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local					
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a) (See Exh 1)		
Priority claims other than taxes	$ 104,611	$ 104,611
Priority tax claims		
General unsecured claims	$19,985,007	TBD

(a) List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo			
Account Type	Checking			
Account No.	8399			
Account Purpose	Payroll			
Balance, End of Month	$16,341			
Total Funds on Hand for all Accounts	$16,341			

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Revised 1/1/98

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended April 2016*

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts		
1	Rent/Leases Collected		
2	Cash Received from Sales		
3	Interest Received		
4	Borrowings		
5	Funds from Shareholders, Partners, or Other Insiders		
6	Capital Contributions		
7	Funds from Affiliates	$ 828,996	$ 828,996
8	Misc.	1,350	1,350
9			
10			
11			
12	**Total Cash Receipts**	$830,346	$830,346
	Cash Disbursements		
13	Payments for Inventory		
14	Selling		
15	Administrative		
16	Capital Expenditures		
17	Principal Payments on Debt		
18	Interest Paid		
	Rent/Lease:		
19	Personal Property		
20	Real Property		
	Amount Paid to Owner(s)/Officer(s)		
21	Salaries	22,917	22,917
22	Draws		
23	Commissions/Royalties		
24	Expense Reimbursements		
25	Other		
26	Salaries/Commissions (less employee withholding)	238,343	238,343
27	Management Fees		
	Taxes:		
28	Employee Withholding		
29	Employer Payroll Taxes	19,627	19,627
30	Real Property Taxes		
31	Other Taxes		
32	Other Cash Outflows:		
33	Insuramce	72,482	72,482
34	Misc.	8,459	8,459
35	Professional Fees	437,500	437,500
36	Benefits	15,342	15,342
37			
38	**Total Cash Disbursements:**	814,670	814,670
39	**Net Increase (Decrease) in Cash**	$15,676	$15,676
40	**Cash Balance, Beginning of Period**	$665	$665
41	**Cash Balance, End of Period**	$16,341	$16,341

Revised 1/1/98

Blue Earth Tech, Inc.
Exhibit 1

Payments made to prepetition creditors

Historically, the Debtor has served as the payroll processing conduit for its parent - Blue Earth, Inc. In connection with the Debtor's payroll due employees in the ordinary course as of March 31, 2016, the Debtor's payroll account was frozen, thus preventing the Debtor from transferring funds to its payroll processor. For the March 31, 2016 payroll, Blue Earth, Inc. transfered funds to an affiliate - Blue Earth, Solar, Inc. - and Blue Earth Solar, Inc. then transferred those same funds to the third party payroll processing company. All subsequent payroll was funded through the Debtor.

Payements made to professionals

Name	Date	Amount
Blue Earth Tech, Inc. for Pulchaski, et al.	4/14/2016	$ 312,500.00
Blue Earth Tech, Inc. for Pulchaski, et al.	4/21/2016	62,500.00
Blue Earth Tech, Inc. for Pulchaski, et al.	4/28/2016	62,500.00
		$ 437,500.00

Payments to Officers

Name	Date	Purpose	Amount
Bob Powell	3/31/2016	Salary	$ 11,458.33 *
Bob Powell	4/15/2016	Salary	11,458.33
Bob Powell	4/30/2016	Salary	11,458.33
			$ 34,374.99

* The 3/31/2016 payment to Mr. Powell was paid by Blue Earth Solar, Inc. (see above note). The 3/31/2016 payment is include herein for informational purposes only. The total amounts paid by the Debtor is $22,917 (the April 15 and April 30 payments).

Post Petition Borrowings and Amount due Jackson Investment Group LLC

Blue Earth Tech, Inc. and its parent - Blue Earth, Inc. - have entered into a debtor-in-possession financing facility with Jackson Investment Group LLC. All borrowings under the facility are reflected on the monthly operating report of Blue Earth, Inc. In addition, prior to the Filing Date, Blue Earth Tech, Inc. was a co-obligor of the $21,747,056 in borrowings due Jackson Investments Group LLC. The amount due Jackson Investment Group LLC for this obligation is reflected on the monthly operating report of Blue Earth, Inc.